UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2011

ENERGY TRANSFER PARTNERS, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	1-11727	73-1493906
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3738 Oak Lawn Avenue

Dallas, Texas 75219

(Address of principal executive offices)

(214) 981-0700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On December 1, 2011, Energy Transfer Partners, L.P. (“ETP”), Energy Transfer Partners GP, L.P. (“ETP GP”), Heritage ETC, L.P. (“Heritage”) and AmeriGas Partners, L.P. (“AmeriGas”) entered into Amendment No. 1 (the “Amendment”) to the parties’ Contribution and Redemption Agreement (the “Agreement”), dated as of October 15, 2011.

Pursuant to the Agreement, ETP had agreed to contribute to AmeriGas the subsidiaries which operate ETP’s retail propane business in exchange for consideration of approximately $2.9 billion (the “Transaction”). The Agreement had provided that, (i) as a condition to the completion of the Transaction, ETP would deliver to AmeriGas certain audited historical financial statements of Titan Energy Partners, L.P., a Delaware limited partnership (“Titan”) and its consolidated subsidiaries and (ii) as a condition to the commencement of the Marketing Period (as such term is defined in the Agreement), ETP would deliver to AmeriGas certain financial statements of Heritage Operating, L.P., a Delaware limited partnership (“HOLP”) and its consolidated subsidiaries, on the one hand, and Titan and its consolidated subsidiaries, on the other hand. The Amendment modifies ETP’s obligations with respect to the delivery of financial statements by generally providing that ETP will not be required to deliver separate financial statements related to Titan and HOLP and their respective consolidated subsidiaries, but instead be required to deliver combined financial statements of HOLP and Titan and their respective consolidated subsidiaries.

The above description of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, which is filed as Exhibit 2.1 hereto, and the full text of the Agreement, which is filed as Exhibit 2.1 to ETP’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 18, 2011, each of which are incorporated herein by reference.

Forward Looking Statements

Information contained in this Current Report on Form 8-K may include certain statements concerning expectations for the future that are forward-looking statements as defined by federal law. Such forward-looking statements are subject to a variety of known and unknown risks, uncertainties, and other factors that are difficult to predict and many of which are beyond management’s control. Among those is the risk that the conditions to closing the Transaction are not met or that the anticipated benefits from the Transaction cannot be fully realized. An extensive list of factors that can affect future results are discussed in ETP’s Annual Report on Form 10-K and other documents filed from time to time with the Securities and Exchange Commission. ETP undertakes no obligation to update or revise any forward-looking statement to reflect new information or events

Item 9.01	Financial Statements and Exhibits.

See the Exhibit Index set forth below for a list of exhibits included with this Form 8-K.

Exhibit Number	Description

2.1	Amendment No. 1, dated December 1, 2011, to the Contribution and Redemption Agreement by and among Energy Transfer Partners, L.P., Energy Transfer Partners GP, L.P., Heritage ETC, L.P. and AmeriGas Partners, L.P. dated October 15, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY TRANSFER PARTNERS, L.P.

	By:	Energy Transfer Partners, GP, L.P., its general partner
	By:	Energy Transfer Partners, L.L.C. its general partner
Date: December 7, 2011		/s/ Martin Salinas, Jr. Martin Salinas, Jr. Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Amendment No. 1, dated December 1, 2011, to the Contribution and Redemption Agreement by and among Energy Transfer Partners, L.P., Energy Transfer Partners GP, L.P., Heritage ETC, L.P. and AmeriGas Partners, L.P. dated October 15, 2011.